EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Kronos Incorporated (the "Company") for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Mark S. Ain, Chief Executive Officer of the Company, and Paul A. Lacy, Executive Vice President, Chief Financial and Administrative Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Mark S. Ain
                                           ------------------------------------
Dated: December 23, 2003                       Mark S. Ain
                                           Chief Executive Officer


                                           /s/ Paul A. Lacy
                                           ------------------------------------
Dated: December 23, 2003                       Paul A. Lacy
                                           Executive Vice President, Chief
                                           Financial and Administrative Officer


A signed original of this written statement required by Section 906 has been provided to Kronos Incorporated and will be retained by Kronos Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.